Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

Prior period sector data may reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the following sector trends data versus the sector trends data subsequently filed on Form 10-K.

Discontinued Operations Accounting/Accounting Change(s) -

The income/(loss) from discontinued operations accounting and the cumulative effect of accounting change(s) have not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON	FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	317	333	347	412	405	386	379	455	429	443	479	524
Distribution and service	59	59	60	62	66	67	68	68	71	74	82	90
Institutional trust and custody	116	121	121	130	138	137	132	145	150	160	172	188
Securities lending revenue	15	22	16	16	18	24	16	18	24	33	25	26
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122	126
Other fee revenue	121	117	165	152	240	152	147	168	354	158	167	164

Total fee and other revenue	768	794	851	917	1,012	915	875	992	1,162	1,010	1,047	1,118
Net interest revenue	160	168	140	125	120	126	116	121	121	133	123	126

Total revenue	928	962	991	1,042	1,132	1,041	991	1,113	1,283	1,143	1,170	1,244
Credit quality expense	4	3	—	—	(7)	—	—	(4)	(1)	3	12	5
Operating expense	654	673	703	756	758	762	725	815	804	826	871	916

Income from continuing operations before income taxes (benefits) and cumulative effect of accounting change	270	286	288	286	381	279	266	302	480	314	287	323
Income taxes (benefits)	96	101	100	99	134	99	85	103	175	111	91	115

Income (loss) from continuing operations before cumulative effect of accounting change	174	185	188	187	247	180	181	199	305	203	196	208
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	167	185	188	187	247	180	181	199	305	203	196	208
Income from discontinued operations after-tax	(6)	(10)	(7)	(3)	(2)	(4)	2	(7)	(50)	(78)	(2)	—

Net income (loss)	$161	$175	$181	$184	$245	$176	$183	$192	$255	$125	$194	$208

EPS from Continuing Operations	$0.40	$0.43	$0.44	$0.43	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49	$0.47	$0.50
Average loans	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0	$7.2	$6.9	$7.4	$7.4	$7.1
Average assets	$35.3	$34.3	$33.4	$32.4	$33.2	$33.4	$33.4	$36.0	$36.9	$36.4	$37.9	$38.1
Average deposits	$21.4	$19.1	$19.2	$18.4	$19.2	$19.8	$20.3	$22.0	$23.0	$22.3	$23.6	$23.9
Average common equity	$3.3	$3.5	$3.5	$3.7	$3.8	$3.8	$3.8	$4.0	$4.2	$4.1	$4.1	$4.2
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766	$781
Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908
Return on common equity	20%	21%	21%	21%	26%	19%	19%	20%	30%	20%	19%	20%
Pretax operating margin	29%	30%	29%	28%	34%	27%	27%	27%	37%	27%	24%	26%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.
(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr
Investment management	$317	$333	$347	$412	$405	$386	$379	$455	$429	$443	$479	$524
Distribution and service	59	59	60	62	66	67	68	68	71	74	82	90
Institutional trust & custody	131	143	137	146	156	161	148	163	174	193	197	214
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122	126
Foreign exchange trading	38	28	42	39	57	50	38	41	54	50	52	46
Financing-related	32	38	29	41	35	31	31	40	32	35	34	31
Equity investment	3	(18)	3	6	98	9	24	29	219	15	17	18
Other	28	36	63	43	39	44	43	48	39	46	55	58

Total fee and other revenue	748	761	823	894	1,001	897	864	982	1,152	998	1,038	1,107
Gains on the sales of securities	11	21	18	12	—	8	—	—	—	—	1	—

Total noninterest revenue (non-FTE)	$759	$782	$841	$906	$1,001	$905	$864	$982	$1,152	$998	$1,039	$1,107

FTE impact	9	12	10	11	11	10	11	10	10	12	8	11

Total noninterest revenue (FTE)	$768	$794	$851	$917	$1,012	$915	$875	$992	$1,162	$1,010	$1,047	$1,118
MEMO:
Performance fees	(1)	8	8	55	39	17	11	60	27	26	41	77

Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	83%	82%	86%	88%	89%	88%	88%	89%	91%	88%	90%	90%

Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766	$781

Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908

S&P 500 Index - period end	848	975	996	1112	1126	1141	1115	1212	1181	1191	1229	1248

S&P 500 Index - daily average	861	938	1000	1056	1133	1123	1104	1163	1192	1182	1224	1231

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 88% in the first quarter of 2005 and 87% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NET INTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Net Interest Revenue (FTE)	$160	$168	$140	$125	$120	$125	$117	$121	$121	$133	$123	$126
Net Interest Margin (FTE)	2.74%	2.95%	2.51%	2.28%	2.16%	2.24%	2.03%	1.93%	1.92%	2.07%	1.84%	1.85%

Selected Average Balances:
Money Market Investments	$3,122	$2,765	$3,066	$3,270	$2,986	$2,703	$3,310	$4,157	$4,252	$3,307	$2,713	$2,825
Trading Account Securities	814	761	693	622	356	268	229	248	308	293	309	283
Securities	11,740	11,655	10,882	10,532	11,013	11,647	11,780	12,743	13,714	14,444	15,967	16,823
Loans	8,212	7,915	7,425	7,276	7,489	7,491	7,047	7,205	6,882	7,339	7,421	7,133
Interest Earning Assets	23,888	23,096	22,066	21,700	21,844	22,109	22,366	24,353	25,156	25,383	26,410	27,064
Deposits	21,376	19,067	19,185	18,378	19,227	19,776	20,295	22,083	23,035	22,314	23,566	23,905

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

OPERATING EXPENSE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$237	$230	$235	$240	$233	$235	$241	$263	$247	$250	$258	$264
Incentive (a)	50	61	73	109	100	89	84	120	108	114	127	134
Employee benefits	43	43	43	43	55	53	51	51	66	63	67	66

Total staff	330	334	351	392	388	377	376	434	421	427	452	464
Professional, legal and other purchased services	78	89	92	97	88	99	91	108	100	110	114	123
Distribution and servicing	74	74	76	75	79	79	81	80	81	90	100	106
Net occupancy	52	52	56	56	56	79	57	43	59	57	61	59
Equipment	40	38	45	47	44	42	41	42	41	44	44	47
Business development	20	21	22	25	21	22	21	23	21	23	23	28
Communications	21	24	19	20	22	22	18	22	25	19	19	21
Amortization of intangible assets	4	4	5	4	4	5	4	6	6	7	6	8
Other	35	37	37	40	56	37	36	57	50	49	52	60

Total operating expense	$654	$673	$703	$756	$758	$762	$725	$815	$804	$826	$871	$916

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled less than $1 million for the first three quarters of 2003 and approximately $1 million in the fourth quarter of 2003; approximately $4 million for each of the quarters of 2004; and $6 million for each of the quarters of 2005.
(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.
(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million - occupancy, $1 million - other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.
(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 12 Quarter Trend

(dollar amounts in billions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period end
Institutional	$326	$356	$375	$403	$421	$421	$419	$443	$463	$469	$490	$501
Mutual Funds	193	203	196	197	200	199	191	200	203	205	212	216
Private Client	47	53	54	57	58	59	60	64	63	64	64	64

Total market value of assets under management	566	612	625	657	679	679	670	707	729	738	766	781

Composition of assets under management at period end
Equity Funds	30%	32%	34%	36%	36%	36%	37%	39%	37%	37%	37%	37%
Fixed Income Funds	22%	21%	21%	20%	20%	21%	20%	20%	20%	19%	18%	18%
Money Market Funds	31%	29%	27%	25%	24%	22%	21%	21%	19%	20%	20%	20%
Securities lending cash collateral	9%	10%	10%	10%	11%	12%	13%	12%	15%	16%	16%	15%
Overlay and alternative investments	8%	8%	8%	9%	9%	9%	9%	8%	9%	8%	9%	10%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Managed mutual funds fee revenue (millions)
Equity Funds	$50	$53	$59	$65	$72	$78	$77	$87	$85	$87	$93	$93
Money Market Funds	73	68	68	61	58	58	56	51	49	54	58	58
Fixed Income Funds	35	39	38	36	34	32	32	31	30	31	30	31
Nonproprietary	9	8	9	12	12	11	13	14	15	16	19	19

Total managed mutual funds fee revenue	167	168	174	174	176	179	178	183	179	188	200	201

Average assets of proprietary mutual funds
Equity Funds	$34	$37	$40	$44	$48	$51	$50	$53	$54	$54	$57	$57
Money Market Funds	121	112	110	101	96	96	91	87	85	90	96	100
Fixed Income Funds	26	26	26	25	25	23	23	22	22	22	21	21

Total average assets of proprietary mutual funds	181	175	176	170	169	170	164	162	161	166	174	178

Market value of assets under administration or custody at period end	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908

Total Assets
Managed	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738	$766	$781
Administration/Custody	2,181	2,397	2,493	2,721	2,824	2,856	2,978	3,233	3,293	3,450 (a)	3,777 (a)	3,908 (a)

Total	$2,747	$3,009	$3,118	$3,378	$3,503	$3,535	$3,648	$3,940	$4,022	$4,188	$4,543	$4,689

(a)	Excludes assets of $333 billion at Dec. 31, 2005, $328 billion at Sept. 30, 2005 and $310 billion at June 30, 2005 that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

GLOBAL ASSET MANAGEMENT -12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management
Mutual funds	167	168	174	173	176	179	177	183	179	187	200	201
Institutional clients	73	79	82	93	99	97	98	115	122	129	133	136
Performance fees	(1)	8	8	55	39	17	11	60	27	26	41	77
Private clients	13	13	14	15	17	18	19	20	20	21	22	23

Total investment management	252	268	278	336	331	311	305	378	348	363	396	437
Distribution and service	59	59	60	62	66	67	68	68	71	74	82	90
Institutional trust and custody	14	15	13	16	13	14	14	14	13	13	14	13
Transfer revenue	(7)	(4)	(4)	(5)	(3)	—	(2)	(2)	—	1	1	—
Other fee revenue	1	1	1	5	6	(3)	(1)	7	3	(2)	—	(2)

Total fee and other revenue	319	339	348	414	413	389	384	465	435	449	493	538
Net interest revenue (expense)	(5)	(7)	(5)	(5)	(5)	(6)	(6)	(5)	(4)	(6)	(6)	(5)

Total revenue	314	332	343	409	408	383	378	460	431	443	487	533
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	256	260	268	306	294	286	287	349	323	336	358	372

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	58	72	75	103	114	97	91	111	108	107	129	161
Income taxes (benefits)	20	26	26	36	40	35	29	38	39	38	41	58

Income (loss) from continuing operations before cumulative effect of accounting change	38	46	49	67	74	62	62	73	69	69	88	103
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	38	46	49	67	74	62	62	73	69	69	88	103
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$38	$46	$49	$67	$74	$62	$62	$73	$69	$69	$88	$103

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets	$2.1	$2.0	$1.9	$2.0	$1.9	$2.0	$2.1	$2.2	$1.9	$1.9	$1.9	$1.9
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.7	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$1.0	$1.0	$1.0	$1.0
Average Tier I preferred equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5
Market value of assets under management at period end (in billions)(a)	$480	$515	$526	$554	$568	$565	$550	$585	$587	$587	$612	$629
Market value of assets under administration or custody at period end (in billions)	$7	$8	$9	$10	$7	$6	$8	$8	$9	$8	$3	$3
Return on common equity	21%	27%	28%	37%	38%	33%	31%	34%	29%	29%	37%	43%
Pretax operating margin	18%	22%	22%	25%	28%	25%	24%	24%	25%	24%	27%	30%

(a)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	65	65	69	76	74	75	74	77	81	80	83	87
Institutional trust and custody	2	2	2	3	2	2	3	2	3	2	3	2
Transfer revenue	3	2	4	1	2	1	1	—	—	—	—	—
Other fee revenue	3	4	3	4	4	2	2	4	3	4	4	4

Total fee and other revenue	73	73	78	84	82	80	80	83	87	86	90	93
Net interest revenue (expense)	58	59	55	51	52	55	53	52	57	55	52	52

Total revenue	131	132	133	135	134	135	133	135	144	141	142	145
Credit quality expense	—	—	—	1	—	1	—	—	—	—	—	—
Operating expense	68	73	76	76	77	78	78	83	80	81	84	88

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	63	59	57	58	57	56	55	52	64	60	58	57
Income taxes (benefits)	22	21	20	20	20	20	18	17	23	22	18	20

Income (loss) from continuing operations before cumulative effect of accounting change	41	38	37	38	37	36	37	35	41	38	40	37
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	41	38	37	38	37	36	37	35	41	38	40	37

Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$41	$38	$37	$38	$37	$36	$37	$35	$41	$38	$40	$37

Average loans	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5	$3.6	$3.7	$3.7	$3.6
Average assets	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3	$6.4	$6.6	$6.6	$7.1	$7.8
Average deposits	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5	$5.7	$5.8	$6.2	$6.8
Average common equity	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5	$0.4	$0.4	$0.4	$0.4
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1

Market value of total client assets at period end (in billions)(a)	$64	$69	$71	$75	$76	$76	$76	$78	$77	$78	$82	$86

Return on common equity	39%	36%	35%	34%	31%	30%	31%	28%	40%	38%	37%	36%
Pretax operating margin	48%	45%	43%	43%	43%	41%	41%	38%	44%	43%	40%	40%

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters, respectively, of 2005, $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively, of 2003.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	317	333	347	412	405	386	379	455	429	443	479	524
Distribution and service	59	59	60	62	66	67	68	68	71	74	82	90
Institutional trust and custody	16	17	15	19	15	16	17	16	16	15	17	15
Transfer revenue	(4)	(2)	—	(4)	(1)	1	(1)	(2)	—	1	1	—
Other fee revenue	4	5	4	9	10	(1)	1	11	6	2	4	2

Total fee and other revenue	392	412	426	498	495	469	464	548	522	535	583	631
Net interest revenue (expense)	53	52	50	46	47	49	47	47	53	49	46	47

Total revenue	445	464	476	544	542	518	511	595	575	584	629	678
Credit quality expense	—	—	—	1	—	1	—	—	—	—	—	—
Operating expense	324	333	344	382	371	364	365	432	403	417	442	460

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	121	131	132	161	171	153	146	163	172	167	187	218
Income taxes (benefits)	42	47	46	56	60	55	47	55	62	60	59	78

Income (loss) from continuing operations before cumulative effect of accounting change	79	84	86	105	111	98	99	108	110	107	128	140
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	79	84	86	105	111	98	99	108	110	107	128	140
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$79	$84	$86	$105	$111	$98	$99	$108	$110	$107	$128	$140

Average loans	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5	$3.6	$3.7	$3.7	$3.6
Average assets	$7.5	$7.5	$7.4	$7.6	$7.9	$8.2	$8.4	$8.6	$8.5	$8.5	$9.0	$9.7
Average deposits	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5	$5.7	$5.8	$6.2	$6.8
Average common equity	$1.1	$1.1	$1.1	$1.3	$1.3	$1.3	$1.3	$1.3	$1.4	$1.4	$1.4	$1.4
Average Tier I preferred equity	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6

Market value of assets under management at period end (in billions)(a)	$522	$561	$572	$602	$615	$611	$597	$633	$634	$634	$660	$678
Market value of assets under administration or custody at period end (in billions)	$24	$28	$30	$33	$31	$30	$32	$34	$34	$34	$31	$34

Return on common equity	28%	30%	31%	36%	36%	32%	31%	32%	32%	31%	37%	40%
Pretax operating margin	27%	28%	28%	30%	32%	30%	29%	27%	30%	29%	30%	32%

(a)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 12 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Institutional trust and custody	100	105	104	113	120	118	113	127	132	141	154	171
Securities lending revenue	15	22	16	16	18	24	16	18	24	33	25	26
Transfer revenue	1	—	—	1	—	(2)	—	—	(2)	(2)	(3)	(2)
Other fee revenue	54	47	64	53	73	69	53	59	70	69	73	74

Total fee and other revenue	170	174	184	183	211	209	182	204	224	241	249	269
Net interest revenue (expense)	20	23	21	18	14	18	17	20	19	21	22	20

Total revenue	190	197	205	201	225	227	199	224	243	262	271	289
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	149	154	165	170	174	170	168	184	188	200	217	238

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	41	43	40	31	51	57	31	40	55	62	54	51
Income taxes (benefits)	15	15	14	11	18	20	10	14	20	22	17	18

Income (loss) from continuing operations before cumulative effect of accounting change	26	28	26	20	33	37	21	26	35	40	37	33
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	28	26	20	33	37	21	26	35	40	37	33
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$28	$26	$20	$33	$37	$21	$26	$35	$40	$37	$33

Average loans	$—	$0.1	$—	$—	$0.1	$0.1	$—	$—	$—	$—	$—	$—
Average assets	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0	$8.0	$8.2	$8.1	$9.0	$8.5
Average deposits	$3.5	$4.2	$4.5	$4.7	$5.5	$5.4	$5.8	$6.5	$7.0	$6.9	$7.8	$7.1
Average common equity	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.5	$0.6	$0.5	$0.5	$0.5	$0.5
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)(a)	$44	$51	$53	$55	$64	$68	$73	$74	$95	$104	$106	$103
Market value of assets under administration or custody at period end (in billions)	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946	$3,199	$3,259	$3,416 (b)	$3,746 (b)	$3,874 (b)
Return on common equity	21%	19%	18%	13%	22%	25%	14%	17%	30%	33%	30%	27%
Pretax operating margin	22%	22%	19%	16%	23%	25%	15%	18%	23%	24%	20%	18%
MEMO:
Gross joint venture revenue (c)	$57	$75	$68	$68	$81	$82	$74	$84	$93	$101	$102	$107
Securities on Loan (d)	$63	$71	$76	$79	$100	$95	$100	$115	$150	$160	$165	$161

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.
(b)	Excludes assets of $333 billion at Dec. 31, 2005, $328 billion at Sept. 30, 2005 and $310 billion at June 30, 2005 that we manage and are also under administration or custody. These assets are included in assets under management in the Asset Management sectors.
(c)	Restated to reflect the acquisition of Russell Mellon, previously included as a Joint Venture.
(d)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation, affiliates and a joint venture.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 12 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Payment solutions & investor services	140	142	142	145	145	149	133	138	134	142	122	126
Other fee revenue	5	2	5	5	3	5	5	5	8	6	5	7

Total fee and other revenue	145	144	147	150	148	154	138	143	142	148	127	133
Net interest revenue (expense)	39	45	36	32	31	30	29	33	37	33	34	38

Total revenue	184	189	183	182	179	184	167	176	179	181	161	171
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	128	132	132	133	125	130	120	134	133	135	127	132

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	56	57	51	49	54	54	47	42	46	46	34	39
Income taxes (benefits)	20	20	18	17	19	19	15	14	17	16	11	14

Income (loss) from continuing operations before cumulative effect of accounting change	36	37	33	32	35	35	32	28	29	30	23	25
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	36	37	33	32	35	35	32	28	29	30	23	25
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$36	$37	$33	$32	$35	$35	$32	$28	$29	$30	$23	$25

Average loans	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Average assets	$11.3	$7.7	$8.0	$6.6	$6.6	$6.9	$7.0	$7.7	$7.8	$7.2	$7.0	$7.2
Average deposits	$10.5	$6.8	$7.1	$5.9	$5.9	$6.2	$6.2	$7.0	$7.1	$6.4	$6.2	$6.6
Average common equity	$0.4	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	36%	43%	38%	40%	46%	48%	45%	37%	38%	38%	30%	31%
Pretax operating margin	30%	30%	28%	27%	30%	29%	29%	24%	26%	25%	21%	23%

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES/OTHER ACTIVITY - 12 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Institutional trust and custody	—	(1)	2	(2)	3	3	2	2	2	4	1	1
Transfer revenue	3	2	—	3	1	1	1	2	2	1	2	2
Other fee revenue	58	63	92	85	154	79	88	93	270	81	85	82

Total fee and other revenue	61	64	94	86	158	83	91	97	274	86	88	85
Net interest revenue (expense)	48	48	33	29	28	29	23	21	12	30	21	21

Total revenue	109	112	127	115	186	112	114	118	286	116	109	106
Credit quality expense	4	3	—	(1)	(7)	(1)	—	(4)	(1)	3	12	5
Operating expense	53	54	62	71	88	98	72	65	80	74	85	86

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	55	65	45	105	15	42	57	207	39	12	15
Income taxes (benefits)	19	19	22	15	37	5	13	20	76	13	4	5

Income (loss) from continuing operations before cumulative effect of accounting change	33	36	43	30	68	10	29	37	131	26	8	10
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	36	43	30	68	10	29	37	131	26	8	10
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$36	$43	$30	$68	$10	$29	$37	$131	$26	$8	$10

Average loans	$5.4	$4.9	$4.4	$4.1	$4.0	$3.9	$3.5	$3.6	$3.2	$3.6	$3.6	$3.4
Average assets	$10.0	$12.4	$10.9	$11.1	$11.0	$10.9	$10.5	$11.1	$11.9	$12.4	$12.9	$12.6
Average deposits	$2.8	$3.5	$3.0	$3.1	$2.8	$2.9	$2.9	$3.0	$3.2	$3.2	$3.4	$3.4
Average common equity	$1.3	$1.5	$1.5	$1.5	$1.6	$1.6	$1.7	$1.8	$2.0	$1.9	$1.9	$2.0
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.
(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.
(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

n/m - not meaningful

MELLON	FINANCIAL CORPORATION
BUSINESS	SECTORS

	Global Asset Management			Private Wealth Management			Asset Management
(dollar amounts in millions, averages in billions; presented on an FTE basis)	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management (a)	1,544	1,325	1,134	331	300	275	1,875	1,625	1,409
Distribution and service fees	317	269	240	—	—	—	317	269	240
Institutional trust and custody	53	55	58	10	9	9	63	64	67
Securities lending revenue	—	—	—	—	—	—	—	—	—
Payment solutions & investor services	—	—	—	—	—	—	—	—	—
Transfer revenue	2	(7)	(20)	—	4	10	2	(3)	(10)
Other fee revenue	(1)	9	8	15	12	14	14	21	22

Total fee and other revenue	1,915	1,651	1,420	356	325	308	2,271	1,976	1,728
Net interest revenue (expense)	(21)	(22)	(22)	216	212	223	195	190	201

Total revenue	1,894	1,629	1,398	572	537	531	2,466	2,166	1,929
Credit quality expense	—	—	—	—	1	1	—	1	1
Total operating expense	1,389	1,216	1,090	333	316	293	1,722	1,532	1,383

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	505	413	308	239	220	237	744	633	545
Income taxes (benefits)	176	142	108	83	75	83	259	217	191

Income (loss) from continuing operations before cumulative effect of accounting change	329	271	200	156	145	154	485	416	354
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—

Income from continuing operations	329	271	200	156	145	154	485	416	354
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$329	$271	$200	$156	$145	$154	$485	$416	$354

Average loans	$—	$—	$—	$3.6	$3.4	$2.9	$3.6	$3.4	$2.9
Average assets	$2.0	$2.0	$2.0	$7.0	$6.2	$5.5	$9.0	$8.2	$7.5
Average deposits	$—	$—	$—	$6.1	$5.3	$4.6	$6.1	$5.3	$4.6
Average common equity	$1.0	$0.8	$0.7	$0.4	$0.5	$0.4	$1.4	$1.3	$1.1
Average Tier I preferred equity	$0.5	$0.4	$0.4	$0.2	$0.2	$0.2	$0.7	$0.6	$0.6
Market value of assets under management at period end (in billions) (b)	$629	$585	$554	$49	$48	$48	$678	$633	$602
Market value of assets under administration or custody at period end (in billions)	$3	$8	$10	$31	$26	$23	$34	$34	$33
Return on common equity	34%	34%	28%	38%	30%	36%	35%	32%	31%
Pretax operating margin	27%	25%	22%	42%	41%	45%	30%	29%	28%

(a)	Includes performance fees from Global Asset Management of $171 million, $127 million and $70 million for 2005, 2004 and 2003, respectively.
(b)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Asset Servicing			Payment Solutions & Investor Services			Total Treasury Services/Other Activity			Consolidated Results
	2005	2004	2003	2005	2004	2003	2005	2004	2003	2005	2004	2003
Revenue:
Investment management (a)	—	—	—	—	—	—	—	—	—	1,875	1,625	1,409
Distribution and service	—	—	—	—	—	—	—	—	—	317	269	240
Institutional trust and custody	598	478	422	—	—	—	8	10	(1)	669	552	488
Securities lending revenue	108	76	69	—	—	—	—	—	—	108	76	69
Payment solutions & investor services	—	—	—	524	565	569	—	—	—	524	565	569
Transfer revenue	(9)	(2)	2	—	—	—	7	5	8	—	—	—
Other fee revenue	286	254	218	26	18	17	518	414	298	844	707	555

Total fee and other revenue (b)	983	806	711	550	583	586	533	429	305	4,337	3,794	3,330
Net interest revenue (expense) (c)	82	69	82	142	123	152	84	101	158	503	483	593

Total revenue (d)	1,065	875	793	692	706	738	617	530	463	4,840	4,277	3,923
Credit quality expense	—	—	—	—	—	—	19	(12)	6	19	(11)	7
Total operating expense	843	696	638	527	509	525	325	323	240	3,417	3,060	2,786

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	222	179	155	165	197	213	273	219	217	1,404	1,228	1,130
Income taxes (benefits) (d)	77	62	55	58	67	75	98	75	75	492	421	396

Income (loss) from continuing operations before cumulative effect of accounting change	145	117	100	107	130	138	175	144	142	912	807	734
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	(7)	—	—	(7)

Income from continuing operations	145	117	100	107	130	138	175	144	135	912	807	727
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	(130)	(11)	(26)

Net income (loss)	$145	$117	$100	$107	$130	$138	$175	$144	$135	$782	$796	$701

Average loans	$—	$0.1	$—	$0.1	$0.1	$0.1	$3.5	$3.7	$4.7	$7.2	$7.3	$7.7
Average assets (e)	$8.5	$7.2	$5.9	$7.3	$7.1	$8.4	$12.3	$10.9	$11.1	$37.3	$34.0	$33.9
Average deposits	$7.2	$5.8	$4.2	$6.6	$6.4	$7.6	$3.3	$2.9	$3.1	$23.2	$20.4	$19.5
Average common equity	$0.5	$0.6	$0.6	$0.3	$0.3	$0.3	$1.9	$1.6	$1.5	$4.1	$3.8	$3.5
Average Tier I preferred equity	$0.1	$0.1	$0.1	$—	$0.1	$0.1	$0.2	$0.2	$0.2	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$103	$74	$55	$—	$—	$—	$—	$—	$—	$781	$707	$657
Market value of assets under administration or custody at period end (in billions)	$3,874	$3,199	$2,688	$—	$—	$—	$—	$—	$—	$3,908	$3,233	$2,721
Return on common equity	30%	20%	18%	34%	44%	39%	n/m	n/m	n/m	22%	21%	21%
Pretax operating margin	21%	20%	20%	24%	28%	29%	n/m	n/m	n/m	29%	29%	29%

(a)	Includes performance fees from Global Asset Management of $171 million, $127 million and $70 million for 2005, 2004 and 2003, respectively.
(b)	Consolidated results include FTE impact of $41 million, $42 million and $42 million for 2005, 2004 and 2003, respectively.
(c)	Consolidated results include FTE impact of $18 million, $17 million and $16 million for 2005, 2004 and 2003, respectively.
(d)	Consolidated results include FTE impact of $59 million, $59 million and $58 million for 2005, 2004 and 2003, respectively.
(e)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations of $.2 billion, $.6 billion and $1.0 billion for 2005, 2004 and 2003, respectively.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Nonperforming loans:
Commercial and financial	$42	$57	$51	$49	$48	$11	$17	$10	$9	$7	$7	$1
Personal	3	3	2	2	2	3	3	4	4	4	3	2
Commercial real estate	—	—	—	—	1	—	—	—	—	—	—	—
Lease finance assets	—	—	9	—	—	—	—	15	15	15	27	13

Total nonperforming loans	45	60	62	51	51	14	20	29	28	26	37	16

Total acquired property	1	1	1	1	—	1	1	—	—	—	—	—

Total nonperforming assets	$46	$61	$63	$52	$51	$15	$21	$29	$28	$26	$37	$16

Nonperforming loans as a percentage of total loans	0.58%	0.77%	0.86%	0.69%	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%	0.48%	0.24%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	2.01%	2.51%	2.48%	2.09%	1.99%	0.56%	0.82%	1.08%	0.98%	0.87%	1.23%	0.53	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Reserve Activity:
Loan losses	127	114	113	110	103	94	96	98	98	87	87	80
Unfunded commitments	52	64	66	71	75	77	73	71	67	77	81	77

Reserve at beginning of period	$179	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168	$157
Total credit losses	(1)	(1)	(2)	(2)	—	(2)	(1)	(1)	(1)	—	(24)	(15)
Total recoveries	10	1	4	2	—	2	1	2	1	1	1	1

Sub-total - net credit recoveries (losses)	$9	$—	$2	$—	$—	$—	$—	$1	$—	$1	$(23)	$(14)

Credit losses on loans transferred to held for sale	(11)	(2)	—	(3)	—	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$(2)	$(2)	$2	$(3)	$—	$—	$—	$1	$—	$1	$(23)	$(14)
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	—	—	(2)	—	(1)	—	—	—	—
Loss on sale of commitments	(3)	—	—	—	—	—	—	—	—	—	—	—
Provision for credit losses	4	3	—	—	(7)	—	—	(4)	(1)	3	12	5
Reserves transferred to held for sale	—	—	—	—	—	—	—	—	—	—	—	(7)

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168	$157	$141

Reserve for loan losses	$114	$113	$110	$103	$94	$96	$98	$98	$87	$87	$80	$63
Reserve for unfunded commitments	64	66	71	75	77	73	71	67	77	81	77	78

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168	$157	$141

Reserve for loan losses as a percentage of total loans (a)	1.46%	1.46%	1.52%	1.37%	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%	1.05%	0.96%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.32%	0.35%	0.39%	0.44%	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%	0.55%	0.58%
Annualized net credit losses to average loans	0.09%	0.11%	-0.12%	0.21%	—%	—%	—%	-0.03%	—%	—%	1.23%	0.77%

(a)	At period end.